    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 1995


                                                SECURITIES ACT FILE NO. 33-62323

                                        INVESTMENT COMPANY ACT FILE NO. 811-4700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2

          /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       /X/ PRE-EFFECTIVE AMENDMENT NO. 1

                        / / POST-EFFECTIVE AMENDMENT NO.

      /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              /X/ AMENDMENT NO. 16

                            ------------------------

                         THE GABELLI EQUITY TRUST INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                              ONE CORPORATE CENTER
                              RYE, NEW YORK 10580
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (914) 921-5070
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                            ------------------------

                                BRUCE N. ALPERT
                         THE GABELLI EQUITY TRUST INC.
                              ONE CORPORATE CENTER
                              RYE, NEW YORK 10580
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                WITH COPIES TO:

                            DANIEL SCHLOENDORN, ESQ.
                            WILLKIE FARR & GALLAGHER
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /X/

     It is proposed that the filing will become effective when declared effective pursuant to Section 8(c). / /

     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______________. / /
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                       MAXIMUM            AMOUNT OF
TITLE OF SECURITIES                                                   AGGREGATE         REGISTRATION
BEING REGISTERED                                                   OFFERING PRICE           FEE**
--------------------------------------------------------------------------------------------------------
Shares of Common Stock, par value $.001 per share...............    $119,451,048         $41,190.02
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------



* $50,823.05 previously paid.



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         THE GABELLI EQUITY TRUST INC.

                                    FORM N-2
                             CROSS-REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS

ITEM NO.                   CAPTION                              LOCATION IN PROSPECTUS
--------  ------------------------------------------  ------------------------------------------
    1.    Outside Front Cover.......................  Front Cover Page
    2.    Inside Front and Outside Back Cover
            Page....................................  Front Cover Page
    3.    Fee Table and Synopsis....................  Prospectus Summary; Fee Table
    4.    Financial Highlights......................  Financial Highlights
    5.    Plan of Distribution......................  Not Applicable
    6.    Selling Stockholders......................  Not Applicable
    7.    Use of Proceeds...........................  Use of Proceeds
    8.    General Description of the Registrant.....  Front Cover Page; Prospectus Summary; The
                                                      Fund; Investment Objectives and Policies;
                                                      Risk Factors and Special Considerations;
                                                      Common Stock
    9.    Management................................  Management of the Fund; Portfolio
                                                      Transactions; Custodians and Transfer,
                                                      Dividend Disbursing Agent and Registrar
   10.    Capital Stock, Long-Term Debt and Other
            Securities..............................  The Offer; Common Stock; Dividends and
                                                      Distributions; Automatic Dividend
                                                      Reinvestment and Voluntary Cash Purchase
                                                      Plan; Taxation
   11.    Defaults and Arrears on Senior
            Securities..............................  Not Applicable
   12.    Legal Proceedings.........................  Not Applicable
   13.    Table of Contents of the Statement of
            Additional Information..................  Table of Contents of the Statement of
                                                      Additional Information
   14.    Cover Page................................  Front Cover Page
   15.    Table of Contents.........................  Front Cover Page
   16.    General Information and History...........  Not Applicable
   17.    Investment Objectives and Policies........  Investment Objectives and Policies;
                                                      Investment Restrictions
   18.    Management................................  Management of the Fund
   19.    Control Persons and Principal Holders of
            Securities..............................  Beneficial Owner
   20.    Investment Advisory and Other Services....  Management of the Fund
   21.    Brokerage Allocation and Other
            Practices...............................  Portfolio Transactions
   22.    Tax Status................................  Taxation
   23.    Financial Statements......................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PROSPECTUS


                          RIGHTS FOR 14,931,381 SHARES


                         THE GABELLI EQUITY TRUST INC.
                                  COMMON STOCK
                            ------------------------


     The Gabelli Equity Trust Inc. (the "Fund") is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on October 19, 1995 rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 14,931,381 shares (the "Shares") of the Fund's Common Stock (the "Offer") at the rate of one share of Common Stock for each six Rights held and entitling such Record Date Stockholder to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights. Fractional Shares will not be issued upon the exercise of Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of six. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by six. In the case of shares of Common Stock held of record by Cede & Co., Inc. ("Cede"), as nominee for The Depository Trust Company, or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by six) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on November 7, 1995 written representation of the number of Rights required for such rounding. The Rights are transferable and have been admitted for trading on the New York Stock Exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (the "Subscription Price") WILL BE $8.00.



     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON NOVEMBER 21, 1995 unless extended as described herein (the "Expiration Date"). Stockholder inquiries should be directed to the Subscription Agent, State Street Bank and Trust Company, at (800) 336-6983 or (617) 328-5000.


     The Fund is a closed-end non-diversified management investment company. Its investment objective is long-term growth of capital, primarily through a portfolio of equity securities selected by Gabelli Funds, Inc., the investment adviser to the Fund. Income is a secondary objective of the Fund. No assurances can be given that the Fund's objectives will be achieved. For a discussion of certain risk factors and special considerations with respect to owning shares of the Fund, see "Risk Factors and Special Considerations." The address of the Fund is One Corporate Center, Rye, New York 10580 and its telephone number is (914) 921-5070.


     The Fund announced the Offer after the close of trading on the New York Stock Exchange on August 18, 1995. The net asset value per share of Common Stock at the close of business on August 18, 1995 and October 12, 1995 was $10.45 and $10.53, respectively, and the last reported sale price of a share of the Fund's Common Stock on such Exchange on those dates was $9.875 and $9.375, respectively. The Fund's Common Stock trades under the symbol "GAB" on the New York Stock Exchange.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY SECURITIES
     COMMISSION OR REGULATORY AUTHORITY IN CANADA NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY
         SECURITIES COMMISSION OR REGULATORY AUTHORITY IN CANADA PASSED
           UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL
              OFFENSE.


-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                      SUBSCRIPTION PRICE          SALES LOAD          PROCEEDS TO FUND(1)
-----------------------------------------------------------------------------------------------------------
Per Share..........................          $8.00                   None                    $8.00
-----------------------------------------------------------------------------------------------------------
Total..............................      $119,451,048                None                $119,451,048
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------



(1) Before deduction of offering expenses incurred by the Fund, estimated at $574,000.

                            ------------------------


     Because the Subscription Price per share is likely to be less than the net asset value per share, the Offer is likely to result in a substantial dilution of the aggregate net asset value of the shares owned by stockholders who do not fully exercise their Rights. In addition, as a result of the terms of the Offer, stockholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Gabelli Funds, Inc., the Fund's investment adviser, may purchase through the primary subscription and the over-subscription privilege Shares with an aggregate Subscription Price of up to $20 million. Mr. Mario J. Gabelli may also purchase additional Shares with an aggregate Subscription Price of up to $20 million in such manner. See "The
Offer -- Terms of the Offer."

                            ------------------------


This Prospectus sets forth concisely certain information about the Fund that investors should know before investing and it should be read and retained for future reference. A Statement of Additional Information dated October 13, 1995 (the "SAI") containing additional information about the Fund has been filed with the Securities and Exchange
          Commission and is incorporated by reference in its entirety into this Prospectus.

                            ------------------------


A copy of the SAI, the table of contents of which appears on page 29 of this Prospectus, may be obtained without charge by contacting the Fund at
         (800) GABELLI ((800) 422-3554) or (914) 921-5070. The SAI will be sent within two business days of receipt of such request by the Fund.

                            ------------------------


October 13, 1995

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

TERMS OF THE OFFER


     The Gabelli Equity Trust Inc. (the "Fund") is issuing to stockholders of record ("Record Date Stockholders") as of the close of business on October 19, 1995 (the "Record Date") rights ("Rights") to subscribe for an aggregate of 14,931,381 shares of Common Stock (sometimes referred to herein as the "Shares") of the Fund. Each such stockholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by six. Accordingly, no fractional Shares will be issued. In the case of shares held of record by Cede & Co., Inc. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by six) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on November 7, 1995 written representation of the number of Rights required for such rounding. The Rights entitle the holder to acquire at the Subscription Price (as hereinafter defined) one Share for each six Rights held. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on October 19, 1995 and ends at 5:00 p.m., New York time on November 21, 1995, unless extended by the Fund to a date not later than December 5, 1995 (the "Expiration Date"). The right to acquire during the Subscription Period at the Subscription Price one additional Share for each six Rights held is hereinafter referred to as the "Primary Subscription."



     In addition, any Record Date Stockholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the Over-Subscription Privilege"). For purposes of determining the number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede, nominee for DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."



     The subscription price per share (the "Subscription Price") will be $8.00. Rights will be evidenced by subscription certificates ("Subscription Certificates") and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to State Street Bank and Trust Company, Boston, Massachusetts (the "Subscription Agent"). Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer -- Method of Exercise of Rights" and "The Offer -- Payment for Shares." Shares issued pursuant to an exercise of Rights will be listed on the New York Stock Exchange, Inc. (hereinafter referred to as the "New York Stock Exchange" or the "Exchange").



     The Rights are transferable until the Expiration Date and have been admitted for trading on the Exchange. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the Exchange will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last Exchange trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before November 20, 1995, one Business Day (as defined below) prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the Exchange will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. The Common Stock will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the New York Stock Exchange, or if a better price for the Rights can be obtained on another market, then on such other market. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the Exchange.

--------------------------------------------------------------------------------

 Stockholders are urged to obtain a recent trading price for the Rights on the
                                 New York Stock
  Exchange from their broker, bank, financial advisor or the financial press.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Stockholders' inquiries should be directed to:
                      State Street Bank and Trust Company
                        (800) 336-6983 or (617) 328-5000
--------------------------------------------------------------------------------

IMPORTANT DATES TO REMEMBER


                                  EVENT                                          DATE
-------------------------------------------------------------------------  -----------------
Record Date..............................................................   October 19, 1995
Subscription Period......................................................   October 19, 1995*
                                                                                     through
                                                                           November 21, 1995
Expiration of the Offer..................................................  November 21, 1995*
Payment for Guarantees of Delivery Due...................................  November 27, 1995*
Confirmation to Participants.............................................   December 6, 1995*


---------------

* Unless the Offer is extended to a date not later than December 5, 1995.


INFORMATION REGARDING THE FUND

     The Fund has been engaged in business as a closed-end non-diversified management investment company since August 21, 1986. The Fund's investment objective is long-term growth of capital, primarily through investment in a portfolio of equity securities selected by Gabelli Funds, Inc., the investment adviser to the Fund. Equity securities in which the Fund may invest consist of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. Income is a secondary objective of the Fund. No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies." The Fund's outstanding common stock, par value $.001 per share (the "Common Stock"), is listed and traded on the Exchange. The average weekly trading volume of the Common Stock on the Exchange during the year ended December 31, 1994 was 214,844 shares. As of July 31, 1995, the net assets of the Fund were approximately $926.8 million.

INFORMATION REGARDING THE INVESTMENT ADVISER

     Gabelli Funds, Inc. (the "Investment Adviser") has served as the investment adviser to the Fund since its inception. The Investment Adviser also provides certain administrative services to the Fund. Mr. Mario J. Gabelli, the Chairman of the Board, President, Chief Executive Officer, Chief Investment Officer and majority stockholder of the Investment Adviser, has been engaged in the business of providing investment advisory and portfolio management services for over 15 years and is currently affiliated with investment advisers which, as of July 31, 1995, managed total assets of approximately $9.0 billion. The Fund pays the Investment Adviser a monthly fee at the annual rate of 1.00% of the Fund's average weekly net assets. The investment advisory fee is higher than comparable fees paid by most other investment companies. See "Management of the Fund -- Investment Adviser." Since the Investment Adviser's fees are based on the net assets of the Fund, the Investment Adviser will benefit from the Offer. In addition, one Director who is an "interested person" of the Fund could benefit indirectly from the Offer because of his interests in the Investment Adviser. See "The Offer -- Purpose of the Offer."

RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following summarizes certain matters that should be considered, among others, in connection with the Offer.


Dilution...................  An immediate dilution of the aggregate net asset value of the shares owned by stockholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $8.00 is 23% below the Fund's then net asset value per share, the Fund's net asset value per share (before deduction of expenses incurred in connection with the Offer) would be reduced by approximately $0.35 per share.


Discount From Net Asset
  Value....................  Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Although the Fund's shares have generally traded on the New York Stock Exchange at a premium over the past three years, the Fund's shares have since inception generally traded at a discount to net asset value. See "Common Stock."

Repurchase and Charter
  Provisions...............  The Fund's stockholders will be free to dispose of their Shares on the New York Stock Exchange or other markets on which the Shares may trade, but, as a closed-end fund, the Fund's stockholders do not have the right to redeem their Shares. The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value. In addition, certain provisions of the Fund's Articles of Incorporation and By-Laws may be regarded as "anti-takeover" provisions. These provisions consist of a system in which only one of three classes of Directors is elected each year and the requirement that the affirmative vote of the holders of 66 2/3% of the outstanding shares of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. These provisions may have the effect of depriving stockholders of an opportunity to sell their shares at a premium above the prevailing market price. See "Common Stock -- Certain Provisions of the Articles of Incorporation and By-Laws."

Non-Diversified Status.....  As a non-diversified investment company under the
                             Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and, accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations -- Non-Diversified Status."

Foreign Securities.........  The Fund may invest up to 35% of its total assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risks and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations -- Foreign Securities."

Dependence on Key
Personnel..................  The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. There is no contract of employment between the Investment Adviser and Mr. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Distributions..............  The Fund's policy is to make quarterly distributions of $0.25 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.75 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal as well as the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). During 1995, for the purpose of providing investors the benefit of capital gains tax treatment for the final dividend of the year to the fullest extent, the Directors declared a $.50 distribution payable in the fourth quarter to pay its long-term capital gains once for the year, thus, in effect combining the third and fourth quarter distributions. In connection with the 1940 Act requirement that long-term capital gains be distributed only once per year and the Board of Directors' desire to pay dividends on a quarterly basis, authority was granted for the Fund to file an exemptive request with the Commission to allow the Fund to distribute long-term capital gains more frequently than once a year. If the exemption is granted, the Directors expect to declare quarterly distributions in 1996. Otherwise, the Fund plans to pay a $0.25 per share distribution in each of the first two quarters of 1996, and declare an adjusting dividend to meet the Fund's 10% distribution policy as well as distribution requirements under the Code. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder's tax basis in his shares) which can be made payable by the Fund either in the form of a cash distribution or a stock dividend. The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders. See "Dividends and Distributions; Automatic Dividend Reinvestment Voluntary and Cash Purchase Plan" for a discussion of the Fund's distribution policy and the circumstances under which such consequences may occur.

                             The Fund reserves the right, but does not currently intend, to retain for reinvestment net long-term capital gains in excess of net short-term capital losses. Such amounts will be taxed to shareholders as long-term capital gains and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their Fund shares by the difference between their undistributed capital gains and their tax credit. See "Taxation."

                                   FEE TABLE

     The following table sets forth certain fees and expenses of the Fund.

Shareholder Transaction Expenses
  Sales Load (as a percentage of offering price).....................................     0%
  Automatic Dividend Reinvestment and Cash Purchase Plan Fees*.......................  $0.75
Annual Expenses (as a percentage of net assets)
  Management Fees....................................................................   1.0%
  Other Expenses.....................................................................    .3%
Total Annual Expenses................................................................   1.3%

---------------
* A fee of $0.75 is charged with respect to each purchase by a participant in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"). A fee of $2.50 is charged in connection with the sale of shares that are held in book-entry form, such as shares held by a stockholder through the Plan.


                          EXAMPLE                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment
  assuming a 5% annual return...............................   $14*      $41       $71       $157


---------------
* Includes a $.75 automatic dividend reinvestment fee; without such fee, expenses in year one would be $13.

     The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly, but should not be considered a representation of past or future expenses or rate of return. The actual expenses of the Fund may be greater or less than those shown. The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's cost and expenses, see "Management of the Fund" in the Prospectus and the SAI.

                              FINANCIAL HIGHLIGHTS
     The table below sets forth selected financial data for a share of Common Stock outstanding throughout each period presented. The per share operating performance and ratios for each of the periods, other than the six-month period ended June 30, 1995, has been audited by Price Waterhouse LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.

                        PER SHARE OPERATING PERFORMANCE
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            1986*           1987        1988        1989        1990        1991        1992
                                           --------       --------    --------    --------    --------    --------    --------
Operating performance:
Net asset value, beginning of period.....  $   9.35       $   9.40    $   9.82    $  11.22    $  13.34    $  10.49    $  10.61
                                           --------       --------    --------    --------    --------    --------    --------
Net investment income....................      0.10           0.16        0.14        0.38        0.44        0.27        0.19
Net realized and unrealized gain/(loss)
 on investments..........................     (0.04)          0.89        2.32+       3.26+      (2.11)       1.37        1.21
Provision for income taxes...............        --             --       (0.09)      (0.21)         --          --          --
                                           --------       --------    --------    --------    --------    --------    --------
Total from investment operations.........      0.06           1.05        2.37        3.43       (1.67)       1.64        1.40
Increase/(decrease) in net asset value
 from Fund share transactions............        --           0.01        0.02          --          --       (0.42)      (0.36)
Offering expenses charged to capital
 surplus.................................     (0.01)            --          --          --          --       (0.01)      (0.01)
Distributions to stockholders from:
 Net investment income...................        --          (0.19)      (0.21)      (0.29)      (0.53)      (0.27)      (0.19)
 Distributions in excess of net
   investment income.....................        --             --          --          --          --          --          --
 Net realized gains......................        --          (0.45)      (0.78)      (1.02)      (0.23)      (0.14)      (0.38)
 Distributions in excess of net realized
   gains.................................        --             --          --          --          --          --          --
 Paid-in capital.........................        --             --          --          --       (0.42)      (0.68)      (0.49)
                                           --------       --------    --------    --------    --------    --------    --------
Total distributions......................      0.00          (0.64)      (0.99)      (1.31)      (1.18)      (1.09)      (1.06)
Net asset value, end of period...........  $   9.40       $   9.82    $  11.22    $  13.34    $  10.49    $  10.61    $  10.58
                                           ========       ========    ========    ========    ========    ========    ========
Market value, end of period..............  $  8.625       $  7.625    $  9.875    $ 14.000    $ 10.500    $ 10.125    $ 10.250
                                           ========       ========    ========    ========    ========    ========    ========
Total Investment Return**+...............     (13.8)%         (0.9)%      37.8%       59.0%      (16.7)%      10.9%       15.9%
                                           ========       ========    ========    ========    ========    ========    ========
Net Asset Value Total Return***..........       0.5%          17.1%       21.5%       33.2%      (12.7)%      16.2%       14.2%
                                           ========       ========    ========    ========    ========    ========    ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's).....  $413,760       $429,490    $484,792    $589,990    $479,863    $595,151    $725,263
 Net investment income...................      2.89%++        1.50%       1.36%       2.82%       3.84%       2.34%       1.88%
 Operating expenses......................      1.24%++        1.24%       1.25%       1.18%       1.18%       1.24%       1.22%
Portfolio turnover rate..................      58.8%          96.5%       51.5%       28.1%       15.5%       11.2%       12.5%

                                                                   SIX MONTHS
                                                                      ENDED
                                                                    JUNE 30,
                                                                      1995
                                           1993(a)     1994(a)     (UNAUDITED)
                                           --------    --------    -----------
                                           <
Operating performance:
Net asset value, beginning of period.....  $  10.58    $  11.23     $    9.46
                                           --------    --------      --------
Net investment income....................      0.14        0.14          0.07
Net realized and unrealized gain/(loss)
 on investments..........................      2.13       (0.08)         0.89
Provision for income taxes...............        --          --            --
                                           --------    --------      --------
Total from investment operations.........      2.27        0.06          0.96
Increase/(decrease) in net asset value
 from Fund share transactions............     (0.50)         --            --
Offering expenses charged to capital
 surplus.................................     (0.01)         --            --
Distributions to stockholders from:
 Net investment income...................     (0.11)      (0.14)(b)      (0.07)
 Distributions in excess of net
   investment income.....................        --          --         (0.43)
 Net realized gains......................     (0.77)      (0.37)           --
 Distributions in excess of net realized
   gains.................................     (0.02)         --            --
 Paid-in capital.........................     (0.21)      (1.32)(b)         --
                                           --------    --------      --------
Total distributions......................     (1.11)      (1.83)        (0.50)
Net asset value, end of period...........  $  11.23    $   9.46     $    9.92
                                           ========    ========      ========
Market value, end of period..............  $ 12.125    $  9.625     $  10.000
                                           ========    ========      ========
Total Investment Return**+...............      36.5%       (5.1)%         9.3%
                                           ========    ========      ========
Net Asset Value Total Return***..........      22.4%        0.5%         10.3%
                                           ========    ========      ========
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's).....  $937,773    $825,193     $ 882,888
 Net investment income...................      1.25%       1.29%         1.46%++
 Operating expenses......................      1.20%       1.19%         1.25%++
Portfolio turnover rate..................      24.4%       22.2%          8.3%

---------------
  * The Fund commenced operations on August 21, 1986.

 ** Based on market value per share, adjusted for reinvestment of distributions and taxes, including distribution of rights, assuming full subscription by stockholder.

*** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including distribution of rights, assuming full subscription by stockholder.

  + Before provision for income taxes.

 ++ Annualized.

(a) Per share amounts have been calculated using the monthly average shares outstanding method.

(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in capital were $0.064, $0.031 and $0.655, respectively.

                                   THE OFFER

TERMS OF THE OFFER


     The Fund is issuing to Record Date Stockholders Rights to subscribe for the Shares. Each Record Date Stockholder is being issued one transferable Right for each full share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price one Share for each six Rights held. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by six. Accordingly, no fractional Shares will be issued. In the case of shares held of record by Cede, as nominee for DTC, or by any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by six) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on November 7, 1995 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the Subscription Period, which commences on October 19, 1995 and ends at 5:00 p.m., New York time, on November 21, 1995, unless extended by the Fund to a date not later than December 5, 1995, 5:00 p.m., New York time. See "Expiration of the Offer."



     In addition, any Record Date Stockholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the maximum number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."



     The Investment Adviser, as a Record Date Stockholder, has advised the Fund that its board of directors has authorized it to purchase through the Primary Subscription and the Over-Subscription Privilege underlying Shares with an aggregate Subscription Price of up to $20 million to the extent such Shares become available to it in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. In addition, Mario J. Gabelli individually, as a Record Date Stockholder, may also purchase Shares through the Primary Subscription and the Over-Subscription Privilege with an aggregate Subscription Price of up to $20 million. Such over-subscriptions by the Investment Adviser and Mr. Gabelli may disproportionately increase their existing ownership resulting in a higher percentage ownership of outstanding shares of the Fund. Any Shares so acquired by the Investment Adviser or Mr. Gabelli, as "affiliates" of the Fund as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of Shares so acquired, if such Shares are held for a period of less than six months, will be returned to the Fund.


     Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to such holder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the New York Stock Exchange.

     The Rights are transferable until the Expiration Date and have been admitted for trading on the New York Stock Exchange. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the Exchange will begin three Business Days before the Record Date and may be conducted until the close of trading on the last Exchange trading day prior to the Expiration Date. Trading of the Rights on the Exchange will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The underlying Shares will also be admitted for trading on the New York Stock Exchange and will begin trading Ex-Rights two Business Days prior to the Record Date.


PURPOSE OF THE OFFER


     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and the stockholders to increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise. The Board of Directors determined to proceed with the offer of transferable Rights after having considered the dilutive effect of the Offer on stockholders who are unwilling or unable to fully exercise their Rights, as well as the alternatives of a secondary offering and the issuance of non-transferable Rights. In arriving at such a conclusion, the Board took into account the likelihood that the expenses of an underwritten secondary offering would be greater than the expenses of the Offer, that there was no assurance that, as required by the 1940 Act, the Common Stock would be sold at a price equal to or greater than the Fund's net asset value per share in a secondary offering, that the Fund's stockholders have previously approved rights offerings generally and that the distribution to stockholders of transferable Rights will afford non-subscribing stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may offset in part the possible dilution of their interests in the Fund. The Board of Directors also considered the performance of the Fund following three similar rights offerings conducted by the Fund in the past five years as described below and the fact that such rights offerings were over-subscribed. The Offer seeks to reward existing stockholders by giving them the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge.



     In October 1991, September 1992 and July 1993, the Fund issued transferable rights to stockholders entitling the holders thereof to subscribe for an aggregate of 7,882,562 shares, 9,563,615 shares and 11,654,962 shares, respectively, of the Fund's Common Stock at the rate of one share of Common Stock for each six rights held and entitling stockholders to subscribe for any shares not acquired by exercise of primary subscription rights. The subscription price in each of the offerings was $8.00 per share, representing a discount to the prevailing net asset value of the Fund's Common Stock at the time of the offer of approximately 27.5% in the 1991 offering, 22.5% in the 1992 offering and 29.9% in the 1993 offering and a discount from market value of approximately 25.6% in each offering. Each of the rights offerings was substantially oversubscribed, resulting in the issuance of the maximum number of shares being offered. The Fund raised $63,060,496 in the 1991 offering, $76,508,920 in the 1992 offering and $93,239,696 in the 1993 offering, while subscriptions remitted to the Fund totaled more than $136,000,000, $164,000,000 and $176,000,000, respectively. As a percentage of the shares outstanding on the record dates for the offering, more than 91% participated in the 1991 offering, more than 92% participated in the 1992 offering and more than 93% participated in the 1993 offering. The Fund's net asset value per share immediately following the 1993 rights offering was reduced by approximately $0.52 per share. The offering, however, also had an impact on the Fund's annualized expense ratio, decreasing the ratio to 1.20% from 1.22%.



     The Fund's Investment Adviser and The Shareholder Services Group, Inc., its sub-administrator (the "Sub-Administrator"), will benefit from the Offer because the Investment Adviser's fee and the Sub-Administrator's fee are based on the average net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Adviser or Sub-Administrator will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser and the Sub-Administrator would be increased by approximately $1,194,510 and $23,890, respectively. Two of the

Fund's Directors who voted to authorize the Offer are "interested persons" of the Investment Adviser within the meaning of the 1940 Act. One of these Directors, Mario J. Gabelli, could benefit indirectly from the Offer because of his interest in the Investment Adviser. The other seven Directors are not "interested persons" of the Fund. See "Management of the Fund" in the SAI. While it was cognizant of the possible participation of the Investment Adviser and Mr. Gabelli in the Offer as stockholders, the Fund's Board of Directors nevertheless concluded that the Offer was in the best interest of stockholders, since all stockholders of the Fund are treated equally under the terms of the Offer.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is incorporated, the Board of Directors is authorized to approve rights offerings without obtaining stockholder approval. The staff of the Securities and Exchange Commission (the "Commission") has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to existing stockholders. While the Fund's Board of Directors has made this determination with respect to the Offer, the Fund's stockholders approved rights offerings generally at the 1993 Annual Meeting of Stockholders.

OVER-SUBSCRIPTION PRIVILEGE

     If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Stockholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

     The method by which Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if such pro rata allocation results in any holder being allocated a greater number of Excess Shares than such holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

Holder's Record Date Position
  Total Record Date Position     X    Excess Shares Remaining of all Over-Subscribers


     The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE


     The Subscription Price for the Shares to be issued pursuant to the Rights will be $8.00.



     The Fund announced the Offer after the close of trading on the New York Stock Exchange on August 18, 1995. The net asset value per share of Common Stock at the close of business on August 18, 1995 and October 12, 1995 was $10.45 and $10.53, respectively. The last reported sale price of a share of the Fund's Common Stock on the Exchange on those dates was $9.875 and $9.375, respectively, representing a 5.5% discount and a 10.97% discount, respectively, in relation to the net asset value per share of Common Stock at the close of business on such dates.


SALES BY SUBSCRIPTION AGENT


     Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before November 20, 1995. Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. Such sales may be effected by the Subscription Agent through Gabelli & Company, Inc., a registered broker-dealer and an indirect majority-owned subsidiary of the Investment Adviser, for up to $.03 per Right, provided that, if the Subscription Agent is able to negotiate a lower brokerage commission with an independent broker, the Subscription Agent will execute these sales through the broker. Gabelli & Company, Inc. may also act on behalf of its clients to purchase Rights in the open market and be compensated therefor. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming stockholders. Proceeds from those sales will be held by State Street Bank and Trust Company, in its capacity as the Fund's transfer agent, for the account of such nonclaiming stockholder until such proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the New York Stock Exchange, or if a better price can be obtained for the Rights on another market, on such other market.


METHOD OF TRANSFERRING RIGHTS


     The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (in a number evenly divisible by six) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights). In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.



     Holders wishing to transfer all or a portion of their Rights (in a number evenly divisible by six) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by such new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund or the Subscription Agent.


     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as "DTC Exercised Rights". The holder of a DTC Exercised Right may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a DTC Participant Over-Subscription Form, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the DTC Participant Over-Subscription Form may be obtained from the Subscription Agent.


EXPIRATION OF THE OFFER


     The Offer will expire at 5:00 p.m., New York time, on November 21, 1995, unless extended by the Fund to a date not later than December 5, 1995, 5:00 p.m., New York time (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised.


SUBSCRIPTION AGENT


     The Subscription Agent is State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200. The Subscription Agent will receive from the Fund an amount estimated to be $290,000, comprised of the fee for its services and the reimbursement for certain expenses related to the Offer. The Subscription Agent is also the Fund's dividend disbursing agent, transfer agent and registrar. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO P.O. BOX 8200, BOSTON, MASSACHUSETTS 02266-8200 (TELEPHONE (800) 336-6983 OR (617)
328-5000 EX. 6406); HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.


METHOD OF EXERCISE OF RIGHTS


     Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it on the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge such Rights holder a servicing fee in connection with such exercise.


     Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to STATE STREET BANK AND TRUST COMPANY, Attention: Corporate Stock Transfer Department at the following address:

     If By Mail:

           P.O. Box 9061
           Boston, Massachusetts 02205-8686

     If By Hand:

225 Franklin Street              or     61 Broadway
Concourse Level                         Concourse Level
Boston, Massachusetts 02110             New York, New York 10006

     If By Overnight Courier:

           c/o Boston Financial Data Services, Inc.,
           Corporate Stock Transfer Department
           Two Heritage Drive--4th Floor
           North Quincy, Massachusetts 02171

PAYMENT OF SHARES

     Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:


          (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by telegram or otherwise from a bank, a trust company, or a New York Stock Exchange member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number (617) 774-4519; telephone number to confirm receipt is (617) 774-4511).



          (2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares subscribed for on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $8.00 per Share. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Shares. The Subscription Agent will not accept cash as a means of payment for Shares. EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI EQUITY TRUST INC., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate Subscription Price paid by a Record Date Stockholder is insufficient to purchase the number of shares of Common Stock that the holder indicates are being subscribed for, or if a Record Date Stockholder does not specify the number of shares of Common Stock to be purchased, then the Record Date Stockholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by a Record Date Stockholder exceeds the amount necessary to purchase the number of shares of Common Stock for which the Record Date Stockholder has indicated an intention to subscribe, then the Record Date Stockholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.


     Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Fund's shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Stockholders of their Over-Subscription Privileges, and all interest accrued on such holder's excess payment will be mailed by the Subscription Agent to such holder within fifteen Business Days after the Expiration Date. Interest on such excess payment will accrue through the date that is one Business Day prior to the mail date of the reimbursement check. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Equity Trust Inc. except that holders of Rights who are residents of the Province of Ontario may also make payment in U.S. dollars by money order or check drawn on a bank located in the province of Ontario.


     Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

     If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

     Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of such Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

     The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF STOCK CERTIFICATES

     Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan") will be issued Rights for the shares held in their accounts in the Plan. Participants wishing to exercise such Rights must exercise such Rights in accordance with the procedures set forth above in "Method of Exercise of Rights" and "Payment for Shares." Such Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Primary and Over-Subscription Shares via an uncertificated credit to their existing account. To request a stock certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. Such Shares will remain subject to the same investment option as previously selected by the Plan participant.

FOREIGN RESTRICTIONS

     Subscriptions Certificates will only be mailed to Record Date Stockholders whose addresses are within the United States and the Provinces of Quebec and Ontario, Canada (other than an APO or FPO address). Record Date Stockholders whose addresses are outside the United States and the Provinces of Quebec and Ontario, Canada or who have an APO or FPO address and who wish to subscribe to the Offer either partially or in full should contact the Subscription Agent, State Street Bank and Trust Company, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. If the Subscription Agent has received no instruction by such date, the Subscription Agent will attempt to sell all Rights and remit the net proceeds, if any, to such stockholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

     Under the securities laws of the Province of Quebec, investors residing in Quebec may, subject to compliance with all applicable regulatory requirements, transfer either the Rights or the Shares to be acquired upon the exercise of such Rights to other subscribers of the Offer, to persons with whom they are related or to persons residing outside of Quebec in a transaction effected on an organized market.

     Under the securities laws of the Province of Ontario, investors residing in Ontario may, subject to compliance with all applicable regulatory requirements, transfer either the Rights or the Shares to be acquired upon the exercise of such Rights (i) through a dealer registered in Ontario that effects the transaction through the facilities of the New York Stock Exchange or (ii) through certain other means as provided under and in compliance with Ontario securities laws.

FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Stockholders will result in taxable income to holders of the Common Stock, and no loss will be realized if the Rights expire without exercise.

     With respect to Rights issued to Record Date Stockholders that are subsequently exercised or disposed of, if the fair market value of the Rights on the date of distribution is equal to 15 percent or more of the fair market value of the Common Stock, the adjusted basis in the Rights exercised or disposed of is determined by allocating the adjusted basis in the Common Stock with respect to which the distribution is made between such Rights and such Common Stock in proportion to their fair market value on the date of distribution (the "General Rule"). In these circumstances, the adjusted basis in the Shares acquired through exercise of the Rights is the Subscription Price plus the adjusted basis in the Rights exercised. If the fair market value of the

Rights on the date of distribution is less than 15 percent of the fair market value of the Common Stock on that date, in the absence of an election to apply the General Rule, the adjusted basis in the Rights exercised or disposed of is zero, and the adjusted basis in the newly acquired Common Stock is the Subscription Price. An election to apply the General Rule should be made in the form of a statement attached to the stockholder's tax return for the year in which the Rights were received and must be made with respect to all Rights received in this distribution. The election, once made, is irrevocable with respect to these Rights.

     With respect to Rights which are purchased, the basis in the Rights is their cost, and the basis of the newly acquired Shares issued upon exercise of such Rights is the Subscription Price for the newly acquired Shares plus the basis in the Rights exercised. If any purchased Rights expire without exercise, the Rights holder will recognize a short-term capital loss.


     If Rights are sold, the gain or loss will be the difference between their adjusted basis and their sale price. The gain or loss recognized upon the sale of the Rights will be capital gain or loss if the Rights were held as a capital asset at the time of sale and will be long-term capital gain or loss if the Rights are deemed to have been held at the time of sale for more than one year. The holding period for the Rights, which are sold by a Record Date Stockholder to which they were issued, includes the holding period of the Common Stock in respect of which the Rights were distributed.


     The holding period for a Share acquired upon exercise of a Right begins with the date of exercise. The gain or loss recognized upon a sale of that Share will be capital gain or loss if the Share was held as a capital asset at the time of sale and will be long-term capital gain or loss if it was held at the time of sale for more than one year.

     The foregoing is a general summary of the applicable provisions of the Code and United States Treasury regulations presently in effect, and does not cover state or local taxes. The Code and such regulations are subject to change by legislative or administrative action. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them with respect to exercise or transfer of Rights.

EMPLOYEE PLAN CONSIDERATIONS

     Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh Plans of self-employed individuals and Individual Retirement Accounts (collectively, "Benefit Plans") should be aware that additional contributions of cash in order to exercise Rights would be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

     Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

     ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering shares of securities).

     Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

RISK FACTORS AND SPECIAL CONSIDERATIONS


     An immediate dilution of the aggregate net asset value of the shares owned by stockholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the then net asset value per share, and the number of shares outstanding after the Offer is likely to increase in greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $8.00 is 23% below the Fund's then net asset value per share, the Fund's net asset value per share (before deduction of expenses incurred in connection with the Offer) would be reduced by approximately $0.35 per share.


                                    THE FUND

     The Fund, incorporated in Maryland on May 20, 1986, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "GAB."

     The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective of the Fund. The Fund seeks to achieve its objective by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities, selected by the Investment Adviser. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities.

                                USE OF PROCEEDS


     The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $118,877,048, after deducting expenses payable by the Fund estimated at approximately $574,000. The Investment Adviser anticipates that investment of such proceeds, in accordance with the Fund's investment objectives and policies, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objectives and policies, the proceeds will be held in obligations of the United States Government, its agencies or instrumentalities ("U.S. Government Securities") and other short-term money market instruments.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investors should consider the following special considerations associated with an exercise of Rights and an additional investment in the Fund.

LONG-TERM OBJECTIVE

     The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.

NON-DIVERSIFIED STATUS

     The Fund is classified as a "non-diversified" investment company under the Act, which means the Fund is not limited by the Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

TEMPORARY INVESTMENTS

     During temporary defensive periods the Fund may invest in U.S. Government Securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

     During temporary defensive periods or for cash management purposes, the Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Fund's Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. The Investment Adviser, acting under the supervision of the Fund's Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

FOREIGN SECURITIES

     The Fund may invest up to 35% of its total assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investment in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

LOWER RATED SECURITIES

     The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by Standard & Poor's Corporation ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's"), or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

FUTURES TRANSACTIONS

     The Fund may enter into certain futures contracts or options on futures contracts. Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions. For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

FORWARD CURRENCY TRANSACTIONS

     The Fund may for hedging purposes enter into forward currency contracts. The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract, and that such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

MARKET VALUE AND NET ASSET VALUE

     Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Although the Fund's shares have over the past three-year period generally traded in the market above net asset value, since the commencement of the Fund's operations the Fund's shares have generally traded in the market at a discount to net asset value. The Fund's shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on any exchange where such shares are then trading at current market value, which may differ from the then current net asset value. For information concerning the trading history of the Fund's shares, see "Common Stock."

DEPENDENCE ON KEY PERSONNEL

     The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. There is no contract of employment between the Investment Adviser and Mr. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

                       INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is long-term growth of capital. Income is a secondary objective of the Fund. The Fund attempts to achieve its objectives by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities, selected by the Investment Adviser. The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

     The Fund's secondary investment objective is income, which the Fund seeks to achieve, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed-income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Generally, debt securities purchased by the Fund will be rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or will be nonrated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

     The Fund's investment objectives of long-term growth of capital and income are fundamental policies and may not be changed without the authorization of the holders of a majority of the Fund's outstanding voting securities. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

INVESTMENT METHODOLOGY OF THE FUND

     In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others: (1) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti-dilution protections or guarantees of the security; and
(7) the diversification of the portfolio of the Fund as to issuers. The Investment Adviser's investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.

CERTAIN PRACTICES

     Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments. See "Investment Objectives and Policies -- Investment Practices" in the SAI.

     Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of equity securities, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. For a further description of such transactions, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

     Repurchase Agreements. During temporary defensive periods or for cash management purposes, the Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. See "Investment Objectives and Policies -- Investment Practices" in the SAI.

     Other Investments. The Fund is permitted to invest in special situations, options and futures contracts. See the SAI for a discussion of these investments and techniques and the risks associated with them.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day to day operations of the Fund are conducted through or under the direction of the officers of the Fund. Although the Fund is a Maryland corporation, Karl Otto Pohl, one of its Directors, is a resident of Germany, and substantially all of his assets are located outside of the United States. Mr. Pohl has not authorized an agent for service of process in the United States. Consequently, it may be difficult for investors to effect service of process upon him within the United States or to enforce, in United States courts, judgments against him obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in German courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States. For certain information regarding the Directors and officers of the Fund, see "Management of the Fund" in the SAI.

INVESTMENT ADVISER

     Gabelli Funds, Inc., a New York corporation, with offices at One Corporate Center, Rye, New York 10580-1434, is investment adviser to the Fund. The Investment Adviser was organized in 1980 and as of July 31, 1995, is a registered investment adviser to fourteen management companies with aggregate net assets of $4.0 billion. GAMCO Investors, Inc., a subsidiary of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, having aggregate assets in excess of $4.9 billion under its management as of July 31, 1995. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of stock of the Investment Adviser.

     The Investment Adviser has sole investment discretion for the Fund with respect to the Fund's portfolio under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. For its services, the Investment Adviser is paid a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Fund. For additional information regarding the Investment Adviser, see "Management of the Fund -- Investment Advisory and Administrative Arrangements" in the SAI.

PORTFOLIO MANAGEMENT

     Mario J. Gabelli, who is Chairman of the Board, Chief Executive Officer and Chief Investment Officer of the Investment Adviser, has managed the Fund's assets since its inception. For a more detailed description of Mr. Gabelli's business experience during the past five years, see "Management of the Fund -- Directors and Officers" in the SAI.

SUB-ADMINISTRATOR

     The Investment Adviser has certain administrative responsibilities to the Fund under its Advisory Agreement with the Fund. The Investment Adviser has retained The Shareholder Services Group, Inc. as Sub-Administrator to provide certain administrative services necessary for the Fund's operations other than those performed by the Investment Adviser under its Advisory Agreement. These services include, but are not limited to, supplying the Investment Adviser with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal audit and legal services, the preparation and distribution of materials for meeting of the Fund's Board of Directors, compliance testing of the Fund's activities and the preparation of stockholder reports, tax returns and other regulatory filings. For such services by the SubAdministrator, the Investment Adviser pays the Sub-Administrator a monthly fee based upon the aggregate average daily net assets of certain funds advised by the Investment Adviser, including the Fund, as follows: .10% of average daily net assets up to $1 billion, .08% of average daily net assets between $1 billion to $1.5 billion, .03% of average daily net assets between $1.5 billion to $3 billion and .02% of average daily assets over $3 billion. The Investment Adviser also reimburses the Sub-Administrator for certain out-of-pocket expenses incurred by the Sub-Administrator as a result of its duties under the sub-administration agreement. Either the Investment Adviser or the Sub-Administrator may terminate the sub-administration agreement on 60 days' written notice. The Sub-Administrator has its principal office located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109.

PAYMENT OF EXPENSES

     For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

     The Investment Adviser will be obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with the Plan, Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, Directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

                             PORTFOLIO TRANSACTIONS

     Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."

                DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND
                 REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

     10% Distribution Policy. The Fund's policy is to make quarterly distributions of $0.25 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.75 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal as well as the Code's distribution requirements. During 1995, for the purpose of providing investors the benefit of capital gains tax treatment for the final dividend of the year to the fullest extent, the Directors declared a $.50 distribution payable in the fourth quarter to pay its long-term capital gains once for the year, thus, in effect combining the third and fourth quarter distributions. In connection with the 1940 Act requirement that long-term capital gains be distributed only once per year and the Board of Directors' desire to pay dividends on a quarterly basis, authority was granted for the Fund to file an exemptive request with the Commission to allow the Fund to distribute long-term capital gains more frequently than once a year. If the exemption is granted, the Directors expect to declare quarterly distributions in 1996. Otherwise, the Fund plans to pay a $0.25 per share distribution in each of the first two quarters of 1996, and declare an adjusting dividend to meet the Fund's 10% distribution policy as well as distribution requirements under the Code.


     The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay federal income taxes on the excess of its net realized long-term capital gains over its net realized short-term capital losses, if any. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder's tax basis in his shares) which can be made payable by the Fund either in the form of a cash distribution or a stock dividend. The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits.


     In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Such sales, if they involve assets held for less than three months, could also adversely affect the Fund's status as a regulated investment company since, in order for the Fund to qualify as a regulated investment company, for each taxable year, less than 30% of the Fund's gross income must be derived from gains realized on the sale or other disposition of stocks or securities held for less than three months.

     Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Fund, a stockholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the stockholder elects to receive cash and has so instructed State Street either in writing at the address set forth below or by telephone at (800) 336-6983. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Common Stock. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, State Street will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds net asset value.

     Participants in the Plan have the option of making additional cash payments to State Street, semi-annually, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $3,000.

     There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. State Street's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund, as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to State Street's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

     With respect to purchases from voluntary cash payments, State Street will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. A fee of $2.50 is charged in connection with the sale of shares that are held in book-entry form, such as shares of Common Stock held by a stockholder through the Plan. Commissions may also be charged on such transactions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

     All correspondence concerning the Plan should be directed to State Street at P.O. Box 8200, Boston, Massachusetts 02266-8200. For a further description of the Plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

                                    TAXATION

TAXATION

     The Fund has qualified, and intends to continue to qualify, each year as a "regulated investment company" under the Code. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gain, if any, are distributed to stockholders, provided that at least 90% of its investment company taxable income (i.e., 90% of the taxable income minus the excess, if any, of its net realized long-term capital gain over its net realized short-term capital loss (including any capital loss carryovers) plus or minus certain other adjustments as specified in section 852 of the Code) for the taxable year is distributed to stockholders. The Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund is subject to a 4% nondeductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. The Fund intends to make such distributions as are necessary to avoid the application of this excise tax.

     The Fund reserves the right, but does not currently intend, to retain for reinvestment net long-term gains in excess of net short-term capital losses and the Fund will be subject to a corporate tax (currently at a rate of 35%) on the retained amount, if any. The Fund would designate such retained amounts as undistributed capital gains. As a result, such amounts would be taxed to stockholders as long-term capital gains and stockholders would be able to claim their proportionate shares of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and would be entitled to increase the adjusted tax basis of their shares of the Fund by 65% of their undistributed capital gains. Qualified pension and profit sharing funds, certain trusts and other organizations or persons not subject to federal income tax on capital gains and certain non-resident alien individuals and foreign corporations would be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the proper tax authorities. Failure by such entities and their sponsors or responsible fiduciaries to properly account for such refund could result in adverse federal income tax consequences.

     The Fund sends its written statements and notices to its respective stockholders regarding the tax status of all dividends and distributions made during each calendar year.

     Dividend and capital gain distributions may also be subject to state and local taxes. Stockholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes. Non-U.S. stockholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax. For a more detailed discussion of tax matters affecting the Fund and its stockholders, see "Taxation" in the SAI.

                                  COMMON STOCK

     The Fund, which was incorporated under the laws of the State of Maryland on May 20, 1986, is authorized to issue 200,000,000 shares of Common Stock, par value $.001 per share. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and non-assessable. Shares of the Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.


     Set forth below is information with respect to the Fund Common Stock as of September 30, 1995.



                       AMOUNT HELD BY FUND FOR
 AMOUNT AUTHORIZED         ITS OWN ACCOUNT         AMOUNT OUTSTANDING
-------------------    -----------------------     ------------------
200,000,000 shares             0 shares             88,988,289 shares


     The Fund's shares are listed and traded on the New York Stock Exchange under the symbol "GAB." The average weekly trading volume of the Common Stock on the New York Stock Exchange during the year ended December 31, 1994 was 214,284 shares. The following table sets forth for the quarters indicated the high and low closing prices on the New York Stock Exchange per share of the Common Stock and the net asset value and the premium or discount from net asset value at which the Common Stock was trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.


                                                                                       PREMIUM OR
                                                                    NET ASSET           DISCOUNT
                                            MARKET PRICE(1)         VALUE(2)           AS % OF NAV
                                           -----------------     ---------------     ---------------
              QUARTER ENDED                 HIGH       LOW       HIGH       LOW      HIGH       LOW
-----------------------------------------  ------     ------     -----     -----     -----     -----
March 31, 1993...........................  11.50      10.125     10.92     10.60      5.31     -4.48
June 30, 1993............................  11.25      10.75      10.99     11.13      2.37     -3.41
September 30, 1993.......................  12.00      10.50      11.41     11.49      5.17     -8.46
December 31, 1993........................  12.50      11.75      11.67     11.02      7.11      6.62
March 31, 1994...........................  12.25      10.50      11.44     10.22      7.08     -1.50
June 30, 1994............................  11.375     10.375     10.84     10.54      4.94     -1.57
September 30, 1994.......................  11.75      10.875     11.00     10.72      6.82      1.45
December 31, 1994........................  11.25       9.125     10.02      9.34     12.28     -2.30
March 31, 1995...........................  10.25       9.375      9.83      9.42      4.27     -0.48
June 30, 1995............................  10.00       9.625     10.04      9.81     -0.40     -1.89
September 30, 1995.......................  10.125      9.75      10.07     10.70      0.55     -8.88
                                           ------     ------     -----     -----     -----     -----


---------------
(1) As reported on the New York Stock Exchange.


(2) Based on the Fund's computations.

REPURCHASE OF SHARES

     The Fund is a closed-end, management investment company and as such its stockholders do not, and will not, have the right to redeem its shares. The Fund, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases may be made when the Fund's shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors of the Fund may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other stockholders through their interest in the Fund.

     Shares repurchased by the Fund will constitute authorized shares of the Fund available for reissuance. The Fund may incur debt, in an amount not exceeding 10% of its total assets, to finance share repurchase transactions. See "Investment Restrictions" in the SAI. Any gain in the value of the investments of the Fund during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of its shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Fund would cause the net asset value of its shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.

     When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund.

     During the period from October 21, 1987 through November 25, 1988, the Fund repurchased an aggregate of 800,000 shares of its Common Stock at prices per share ranging from $6.50 to $10.00 in transactions effected on the New York Stock Exchange pursuant to authorization by the Fund's Board of Directors. Such repurchases were effected at the then prevailing market price, and were not financed with any borrowings.

     The Fund does not currently have an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board of Directors of the Fund will decide to undertake any such tender offers in the future, or, if undertaken, that they will reduce any market discount.

     Although the Fund's shares have over the past three-year period generally traded in the market above net asset value, since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value.

     For the net asset value per share and the reported sales price of a share of the Fund's Common Stock on the New York Stock Exchange as of a recent date, see "The Offer -- Subscription Price."

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS

     The Fund presently has provisions in its Articles of Incorporation and By-Laws (together, in each case, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's Directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of Directors. See "Management of the Fund" in the SAI. A Director of the Fund may be removed with or without cause by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund. In addition, the affirmative vote of the holders of 66 2/3% of its outstanding shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

          (i) merger or consolidation of the Fund with or into any other corporation;

          (ii) issuance of any securities of the Fund to any person or entity for cash;

          (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the Commission; for the full text of these provisions, see "Further Information."

     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the stockholders generally.

        CUSTODIAN AND TRANSFER, DIVIDEND DISBURSING AGENT AND REGISTRAR

     Boston Safe Deposit and Trust Company ("Boston Safe"), located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, Boston Safe holds the Fund's assets in compliance with the 1940 Act. For its custody services, Boston Safe will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

     State Street serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for shares of the Fund.

                                 LEGAL MATTERS

     With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Fund by Willkie Farr & Gallagher, New York, New York. Willkie Farr & Gallagher from time to time also serves as counsel to the Investment Adviser or its affiliates. Counsel for the Fund will rely, as to matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                                    EXPERTS

     The financial statements of the Fund as of December 31, 1994 have been incorporated by reference into the SAI in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                              FURTHER INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; Seven World Trade Center, 13th Floor, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's Common Stock is listed on the New York Stock Exchange. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

     This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and the appendix thereto, the "Registration Statement") filed by the Fund with the Commission under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                                        PAGE
                                                                                        ----
Investment Objectives and Policies....................................................    2
Investment Restrictions...............................................................    7
Management of the Fund................................................................    8
Portfolio Transactions................................................................   13
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan......................   14
Taxation..............................................................................   15
Net Asset Value.......................................................................   17
Beneficial Owner......................................................................   18
Financial Statements..................................................................   18

                                                                      APPENDIX A

                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

          Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

          In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

"AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

------------------------------------------------------
------------------------------------------------------

  NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

                            ------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Prospectus Summary....................    2
Fee Table.............................    7
Financial Highlights..................    8
The Offer.............................    9
The Fund..............................   18
Use of Proceeds.......................   18
Risk Factors and Special
  Considerations......................   18
Investment Objectives and Policies....   21
Management of the Fund................   22
Portfolio Transactions................   24
Dividends and Distributions; Automatic
  Dividend Reinvestment and Voluntary
  Cash Purchase Plan..................   24
Taxation..............................   25
Common Stock..........................   26
Custodian and Transfer, Dividend
  Disbursing Agent and Registrar......   28
Legal Matters.........................   28
Experts...............................   28
Further Information...................   29
Table of Contents of Statement of
  Additional Information..............   29
Appendix A............................  A-1


------------------------------------------------------
------------------------------------------------------

------------------------------------------------------
------------------------------------------------------

                                  THE GABELLI
                               EQUITY TRUST INC.


                               14,931,381 SHARES

                                OF COMMON STOCK

                        ISSUABLE UPON EXERCISE OF RIGHTS
                          TO SUBSCRIBE TO SUCH SHARES

                            ------------------------

                                   PROSPECTUS
                            ------------------------

                                OCTOBER 13, 1995


             ------------------------------------------------------
             ------------------------------------------------------

                         THE GABELLI EQUITY TRUST INC.
                            ------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

     The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital by investing primarily in a portfolio of equity securities selected by Gabelli Funds, Inc., the investment adviser to the Fund. Income is a secondary investment objective. It is the policy of the Fund, under normal market conditions, to invest at least 65% of its total assets in equity securities.


     This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated October 13, 1995 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at
(800) GABELLI ((800)-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.


                            ------------------------

                               TABLE OF CONTENTS


                                                                                          PAGE
                                                                                          ---
Investment Objectives and Policies......................................................    2
Investment Restrictions.................................................................    7
Management of the Fund..................................................................    8
Portfolio Transactions..................................................................   13
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan........................   14
Taxation................................................................................   15
Net Asset Value.........................................................................   17
Beneficial Owner........................................................................   18
Financial Statements....................................................................   18


                            ------------------------

     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

                            ------------------------


     This Statement of Additional Information is dated October 13, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. See "Investment Objectives and Policies" in the Prospectus.

INVESTMENT PRACTICES

     Special Situations. Although the Fund typically invests in the securities of companies on the basis of their fundamental value, the Fund from time to time may invest in companies that are determined by Gabelli Funds, Inc. (the "Investment Adviser") to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

     Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of equity securities, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may hold without limitation cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix A to the Prospectus. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a stockholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser with respect to assets so invested.

     Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

     Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

     Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a typical feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Within the Fund's limitation on the purchase of fixed-income securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

     The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

     Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

     A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

     Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

     Price movements in the portfolio of the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

     The Fund has qualified, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One requirement for such qualification is that the Fund must derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months. Therefore, the Fund may be limited in its ability to engage in options transactions.

     Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

     Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash, U.S. Government Securities or other high grade debt securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

     Forward Currency Transactions. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts
(1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid high grade debt obligations with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

     The dealings of the Fund in forward foreign exchange is limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

     In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

     The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and that such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

                            INVESTMENT RESTRICTIONS

     The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio. The Fund may not:

          1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Securities.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

          3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Purchase any securities on margin or make short sales of securities, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

          6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. See "Common Stock -- Repurchase of Shares" in the Prospectus. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

          7. Issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities it owns or holds except as may be necessary in connection with borrowings mentioned in (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the total assets of the Fund taken at the lesser of cost or market value and except that collateral arrangements with respect to the writing of options or any other hedging activity shall not be deemed a pledge of assets or the issuance of a senior security.

          8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

          9. Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

     The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies. Directors who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk.

                                                                PRINCIPAL OCCUPATION DURING
 NAME AND BUSINESS ADDRESS (AGE)   POSITION WITH THE FUND             PAST FIVE YEARS
---------------------------------  ----------------------  --------------------------------------
Paul R. Ades (54)................  Director                Partner in the law firm of Murov and
272 South Wellwood Avenue                                  Ades. Director of one other registered
P.O. Box 504                                               investment company advised by the
Lindenhurst, New York 11757                                Investment Adviser.
Dr. Thomas E. Bratter (55).......  Director                Director, President and Founder, The
The John Dewey Academy                                     John Dewey Academy (residential
Searles Castle                                             college preparatory therapeutic high
Main Street                                                school). Director of one other
Great Barrington,                                          registered investment company advised
Massachusetts 01230                                        by the Investment Adviser.

                                                                PRINCIPAL OCCUPATION DURING
 NAME AND BUSINESS ADDRESS (AGE)   POSITION WITH THE FUND             PAST FIVE YEARS
---------------------------------  ----------------------  --------------------------------------
Bill Callaghan (51)..............  Director                President of Bill Callaghan Associates
225 West 39th Street                                       Ltd., an executive search company.
New York, New York 10018                                   Director of two other registered
                                                           investment companies advised by the
                                                           Investment Adviser.

Felix J. Christiana (70).........  Director                Retired; formerly Senior Vice
45 Pondfield Parkway                                       President of Dollar Dry Dock Savings
Mt. Vernon, New York 10552                                 Bank. Director/Trustee of eight other
                                                           registered investment companies
                                                           advised by the Investment Adviser.

James P. Conn (57)...............  Director                Managing Director of Financial
One Corporate Center                                       Security Assurance since 1992;
Rye, New York 10580-1434                                   President and Chief Executive Officer
                                                           of Bay Meadows Operating Company from
                                                           1988 through 1992. Director/Trustee of
                                                           three other registered investment
                                                           companies advised by the Investment
                                                           Adviser.

*Mario J. Gabelli (52)...........  Chairman of the Board,  Chairman of the Board, Chief Executive
One Corporate Center               President and Chief     Officer and Chief Investment Officer
Rye, New York 10580-1434           Investment Officer      of the Investment Adviser; Chief
                                                           Investment Officer of GAMCO Investors
                                                           Inc.; Chairman of the Board and
                                                           Director of Lynch Corporation;
                                                           Director and Adviser of Gabelli
                                                           International Ltd. Director/Trustee of
                                                           eleven other registered investment
                                                           companies advised by the Investment
                                                           Adviser.

*Karl Otto Pohl (65).............  Director                Partner of Sal. Oppenheim Jr. & Cie
One Corporate Center                                       (private investment bank); President
Rye, New York 10580-1434                                   of the Deutsche Bundesbank and
                                                           Chairman of its Central Bank Council
                                                           from 1980 through 1991; Currently
                                                           Board Member of Zurich
                                                           Versicherungs-Gesellschaft
                                                           (Insurance); the International Council
                                                           for JP Morgan & Co.; Supervisory Board
                                                           Member of Royal Dutch; ROBECo/o Group;
                                                           and Advisory Director of Unilever N.V.
                                                           and Unilever Deutschland; German
                                                           Governor of The International Monetary
                                                           Fund (1980-1991); Board Member, Bank
                                                           for International Settlements
                                                           (1980-1991); and Chairman of the
                                                           European Economic Community Central
                                                           Bank Governors (1990-1991).
                                                           Director/Trustee of all other
                                                           registered investment companies
                                                           advised by the Investment Adviser.

                                                                PRINCIPAL OCCUPATION DURING
 NAME AND BUSINESS ADDRESS (AGE)   POSITION WITH THE FUND             PAST FIVE YEARS
---------------------------------  ----------------------  --------------------------------------
Anthony R. Pustorino (69)........  Director                Certified Public Accountant. Professor
121 Arleigh Road                                           of Accounting, Pace University, since
Douglaston, New York 11363                                 1965. Director, President and
                                                           stockholder of Pustorino, Puglisi &
                                                           Co., P.C., certified public
                                                           accountants, from 1961 to 1990.
                                                           Director/Trustee of seven other
                                                           registered investment companies
                                                           advised by the Investment Adviser.

Salvatore J. Zizza (49)..........  Director                President and Chief Executive Officer
The Lehigh Group, Inc.                                     of The Lehigh Group, Inc. (an
810 Seventh Avenue, 27th Floor                             electrical supply wholesaler).
New York, New York 10019                                   Director/Trustee of four other
                                                           registered investment companies
                                                           advised by the Investment Adviser.

Bruce N. Alpert (43).............  Vice President and      Vice President and Chief Financial and
One Corporate Center               Treasurer               Administrative Officer of the
Rye, New York 10580-1434                                   investment advisory division of the
                                                           Investment Adviser since June 1988;
                                                           Chief Operating Officer, Vice
                                                           President and Treasurer of The Gabelli
                                                           Value Fund Inc. since September 1989;
                                                           President and Treasurer of The Gabelli
                                                           Asset Fund and The Gabelli Growth
                                                           Fund; Vice President and Treasurer of
                                                           all other registered investment
                                                           companies advised by the Investment
                                                           Adviser.

James E. McKee (32)..............  Secretary               Vice President, General Counsel and
One Corporate Center                                       Secretary of the Investment Adviser
Rye, New York 10580-1434                                   (since 1995) and Vice President and
                                                           General Counsel of GAMCO Investors,
                                                           Inc. (since 1993); Secretary of the
                                                           registered investment companies
                                                           advised by the Investment Adviser;
                                                           Staff attorney from 1989-1992 and a
                                                           branch chief from 1992-1993 of the
                                                           Securities and Exchange
                                                           Commission -- Northeast Regional
                                                           Office.

Marc Diagonale (29)..............  Vice President          Client services representative of
One Corporate Center                                       Gabelli & Company, Inc. since March
Rye, New York 10580-1434                                   1993; masters of business
                                                           administration student at New York
                                                           University from September 1990 to May
                                                           1992; Vice President of The Gabelli
                                                           Global Multimedia Trust Inc.


---------------
* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl receives fees from the Investment Adviser but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Fund is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.

     The Board of Directors of the Fund are divided into three classes, with a class having a term of three years. Each year the term of office of one class of directors expires. See "Common Stock -- Certain Provisions of the Articles of Incorporation and By-Laws of the Fund" in the Prospectus.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director who is not affiliated with the Investment Adviser or its affiliates a fee of $10,000 per year plus $1,000 per Directors' meeting attended, together with each Director's actual out-of-pocket expenses relating to attendance at such meetings. The aggregate remuneration paid by the Fund to such Directors during fiscal year 1994 amounted to $115,466.66.

     Mr. Marc Diagonale, Vice President of the Fund, has performed stockholder services on behalf of the Fund since it commenced operations. Mr. Diagonale also performs similar services for The Gabelli Global Multimedia Trust Inc. His salary of $90,000 per annum is borne by both funds, of which $80,000 is paid by the Fund.


     The following table shows certain compensation information for the Directors of the Fund and Mr. Marc Diagonale for the fiscal year ended December 31, 1994. Other than Mr. Diagonale, none of the Fund's executive officers and Directors who are also officers or directors of the Investment Adviser received any compensation from the Fund for such period.



                               AGGREGATE       PENSION OR RETIREMENT                       TOTAL COMPENSATION
    NAME OF DIRECTOR         COMPENSATION       BENEFITS ACCRUED AS     ANNUAL BENEFITS      FROM FUND AND
  OR EXECUTIVE OFFICER         FROM FUND       PART OF FUND EXPENSES    UPON RETIREMENT      FUND COMPLEX+
-------------------------  -----------------   ----------------------   ----------------   ------------------
Paul R. Ades.............       $14,000                   0                    N/A              $ 14,000
Dr. Thomas E. Bratter....       $14,000                   0                    N/A              $ 14,000
Bill Callaghan...........       $14,000                   0                    N/A              $ 28,000
Felix J. Christiana......       $15,000                   0                    N/A              $ 64,500
James P. Conn............       $14,000                   0                    N/A              $ 30,000
Marc Diagonale++.........       $88,002                   0                    N/A              $ 99,552
Mario J. Gabelli+++......             0                   0                      0                     0
Karl Otto Pohl...........       $13,000                   0                    N/A              $ 64,750
Anthony R. Pustorino.....       $15,000                   0                    N/A              $ 69,000
Salvatore J. Zizza.......       $14,000                   0                    N/A              $ 35,000


---------------

+ See "Principal Occupation During Past Five Years" in previous table for the number of Boards of other registered investment companies advised by the Investment Adviser on which such Director serves. Mr. Diagonale is also Vice President of The Gabelli Global Multimedia Trust Inc.



++  Includes certain bonus payments made in fiscal 1995.



+++ Mr. Gabelli's compensation is paid by the Investment Adviser.


LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

     The By-Laws of the Fund provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted by law except that such indemnity shall not protect any such person against any liability to the Fund or its stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition, the Articles of Incorporation of the Fund provide that the Fund's Directors and officers will not be liable to stockholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's active or deliberate dishonesty which is material to the cause of action or to the extent that the person received an improper benefit or profit in money, property or services to the extent of such money, property or services. Indemnification is not permitted for any act or omission committed in bad faith which is material to the cause of action or, with respect to any criminal proceeding, if the person had reasonable cause to believe that the act or omission was unlawful. In addition, indemnification may not be provided in respect of any proceeding in which the person had been adjudged to be liable to the Fund.


INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

     Gabelli Funds, Inc. acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's stockholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement. Notwithstanding the foregoing sentence, the Investment Adviser does not currently intend for the Fund to incur such expenses and, accordingly, until June 27, 1996 (a period of two years from the date of the Advisory Agreement), the Investment Adviser will assume any expenses of computing the Fund's net asset value payable under its Advisory Agreement. The expenses of computing the net asset value of the Fund are anticipated to be approximately $50,000 per year.

     The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. The Investment Adviser has in turn retained The Shareholder Services Group, Inc. to act as sub-administrator to the Fund. See "Management of the Fund -- Sub-Administrator" in the Prospectus.

     For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The fees payable under the Advisory Agreement are higher than the fees payable by most registered investment companies.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including the word "Gabelli."

     Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until June 27, 1996, and from year to year thereafter if approved annually (i) by the Fund's Board of Directors or by the holders of a majority of its outstanding voting securities (as defined in the 1940 Act) and
(ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

     For the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, the Investment Adviser was paid $8,978,663, $6,221,109 and $4,695,152, respectively, for services rendered to the Fund. Prior to June 27, 1994, the Fund had an investment advisory agreement with the Investment Adviser pursuant to which the Investment Adviser was paid a fee computed weekly and paid monthly at the annual rate of 0.75% of the value of the Fund's average weekly net assets and an administration agreement (the "Administration Agreement") with The Boston Company Advisors, Inc. ("Boston Advisers") pursuant to which Boston Advisors received an annual fee equal to 0.25% of the value of the Fund's average weekly net assets. The Fund paid Boston Advisors $1,565,051 and $2,073,702 for the fiscal years ended December 31, 1992 and December 31, 1993 and $1,798,576 for the fiscal period from January 1, 1994 to June 27, 1994. On June 27, 1994, the Fund terminated the Administration Agreement and entered into the Advisory Agreement which combined investment advisory and administration fees and responsibilities within one agreement.

FOREIGN CUSTODIAL ARRANGEMENTS

     Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by subcustodians approved by the Directors of the Fund in accordance with the regulations of the Commission.

     Selection of any such subcustodians will be made by the Directors of the Fund following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Fund. In addition, the 1940 Act requires that certain foreign subcustodians, among other things, have stockholders' equity in excess of $200 million, have no lien on the Fund's assets and maintain adequate and accessible records.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Fund's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.


     During the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, the Fund paid $161,163, $356,429 and $236,576, respectively, in brokerage commissions. Brokerage commissions in the amount of $21,616 and $23,005 were paid by the Fund to Gabelli & Company and its affiliates for the fiscal years ended 1993 and 1992. During fiscal year 1994, the Fund paid to Gabelli & Company and its affiliates $16,476 in brokerage commissions, representing 10.2% of the total of all brokerage paid during such period. Such commissions were paid with respect to 7.1% of the total dollar value of all transactions involving the payment of brokerage commissions effected during the period. The difference in the percentage of brokerage commissions paid to Gabelli & Company and the percentage of transactions effected through Gabelli & Company is due principally to the fact that the rates for brokerage commissions charged by brokers for executing transactions in foreign securities were typically lower, after adjusting for conversion into dollars, than transactions in domestic securities effected by Gabelli & Company.


     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate for the fiscal year ended December 31, 1994 and December 31, 1993 were 22.2% and 24.4%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. The ability of the Fund to enter into certain short-term transactions will be limited by the requirement that certain gains on securities may not exceed 30% of its annual gross income for federal income tax purposes. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its stockholders.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN


     Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of the Fund's common stock, par value $.001 per share (the "Common Stock") is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by State Street as dividend disbursing agent.


     Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy the Common Stock for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds net asset value.

     Participants in the Plan have the option of making additional cash payments to State Street, semi-annually, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $3,000. State Street will use all funds received from participants to purchase shares of the Fund in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by State Street, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by State Street, it is suggested that participants send voluntary cash payments to State Street in a manner that ensures that State Street will receive these payments approximately 10 days before February 15 or August 15, as the case may be. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.

     State Street maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant. A Plan participant may send its share certificates to State Street so that the shares represented by such certificates will be held by State Street in the participant's stockholder account under the Plan.

     In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, State Street will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the Plan members at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to the Plan participants. All correspondence concerning the Plan should be directed to State Street at P.O. Box 8200, Boston, Massachusetts 02266-8200.

                                    TAXATION

     The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective stockholder is urged to consult his own tax adviser with respect to the specific federal, state and local tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

     The Fund has qualified and intends to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of (i) stock or securities held for less than three months,
(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and
(iii) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

     Legislation that would repeal the 30% limitation on a regulated investment company's ability to make short-term investments is currently being considered by Congress.

     As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in section 852 of the Code) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by the Fund in October, November or December of any calendar year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.


     Dividends paid from net investment income are taxable to stockholders as ordinary income whether or not reinvested in shares of the Fund. Distributions by the Fund of the excess, if any, of net long-term capital gains over net short-term capital losses will be taxable to stockholders as long-term capital gains regardless of how long stockholders have held shares of the Fund and will not be eligible for the dividends-received deduction for corporations. As a general rule, gain or loss on a sale of shares held for more than one year will be a long-term capital gain or loss, and gain or loss on a sale of shares held for one year or less will be a short-term capital gain or loss.



     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Fund acquired such stock.



     Dividends received by corporate stockholders from the Fund will generally qualify for the federal dividends-received deduction for domestic corporate stockholders to the extent the dividends do not exceed the aggregate amount of dividends received by the Fund from qualified domestic corporations. If securities held by the Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges, the portion of the dividends paid by the Fund that corresponds to the dividends paid with respect to the securities will not be eligible for the corporate dividends-received deduction.



     The Fund sends written statements and notices to its stockholders regarding the tax status of all dividends and distributions made during each calendar year.



     Dividend and capital gain distributions may also be subject to state and local taxes. Stockholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes. NonU.S. stockholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

CAPITAL GAIN DISTRIBUTIONS

     If a stockholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and such shares are sold within six months of their acquisition, any loss on the sale will be treated as a long-term capital loss to the extent of such prior capital gain distributions with respect to such shares.

     The Fund reserves the right, but does not currently intend, to retain for reinvestment net long-term gains in excess of net short-term capital losses and the Fund will be subject to a corporate tax (currently at a rate of 35%) on the retained amount, if any. The Fund would designate such retained amounts as undistributed capital gains. As a result, such amounts would be taxed to stockholders as long-term capital gains and stockholders would be able to claim their proportionate shares of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and would be entitled to increase the adjusted tax basis of their shares of the Fund by 65% of their undistributed capital gains and their tax credit. Qualified pension and profit sharing funds, certain trusts and other organizations or persons not subject to federal income tax on capital gains and certain non-resident alien individuals and foreign corporations would be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the proper tax authorities. Failure by such entities and their sponsors or responsible fiduciaries to properly account for such refund could result in adverse federal income tax consequences.

BACKUP WITHHOLDING

     If a stockholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to backup withholding, then the stockholder may be subject to a 31% backup withholding tax with respect to (i) any taxable dividends and distributions and
(ii) any proceeds of any redemption or exchange of portfolio shares. An individual's taxpayer identification number is his social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.


OTHER TAX CONSEQUENCES


     In addition to the federal income tax consequences described above, which are applicable to an investment in the Fund, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to the Fund, its stockholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

                                NET ASSET VALUE

     The net asset value of the Fund's shares is computed based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange and reported in Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market which are Nasdaq National Market securities are valued at the last sale price as of the close of regular trading on the day the securities are being valued. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Securities traded primarily on foreign exchanges are valued at the closing values of such securities on their respective exchanges as of the day the securities are being valued. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors of the Fund determines that such valuation does not constitute fair value.

     Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                                BENEFICIAL OWNER


     There are no persons known to the Fund who may be deemed beneficial owners of 5% or more of shares of the Fund's Common Stock because they possessed or shared voting or investment power with respect to shares of the Fund's Common Stock. As of September 30, 1995, the officers and Directors of the Fund, as a group, beneficially owned 966,970 shares of the Fund, representing 1.08% of the Fund's outstanding shares.


                              FINANCIAL STATEMENTS

     The Fund's Annual Report for the fiscal year ended December 31, 1994 and its unaudited Semi-Annual Report for the fiscal period ended June 30, 1995 (the "Reports"), which either accompany this SAI or have previously been provided to the person to whom the Prospectus is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Stockholders included therein. The Fund will furnish, without charge, a copy of its Reports, upon request to the Fund at One Corporate Center, Rye, New York 10580 or by telephone at (914) 921-5070.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

    (1)  (a)  Financial Statements for the fiscal year ended December 31, 1994*
                 (i) --   Portfolio of Investments as of December 31, 1994
                (ii) --   Statement of Assets and Liabilities as of December 31, 1994
               (iii) --   Statement of Operations for the year ended December 31, 1994
                (iv) --   Statement of Changes in Net Assets for the fiscal year ended December
                          31, 1994 and the fiscal year ended December 31, 1993
                 (v) --   Financial highlights for a share of capital stock outstanding throughout the fiscal year ended December 31, 1994, the fiscal year ended December 31, 1993, the fiscal year ended December 31, 1992, the fiscal year ended December 31, 1991, the fiscal year ended December 31,
                          1990, the fiscal year ended December 31, 1989, the fiscal year ended
                          December 31, 1988, the fiscal year ended December 31, 1987 and the fiscal period August 21, 1986 through December 31, 1986
                (vi) --   Notes to Financial Statements
               (vii) --   Report of Independent Accountants
         (b)  Financial Statements for the fiscal period ended June 30, 1995**
                 (i) --   Portfolio of Investments as of June 30, 1995
                (ii) --   Statement of Assets and Liabilities as of June 30, 1995
               (iii) --   Statement of Operations for the six months ended June 30, 1995
                (iv) --   Statement of Changes in Net Assets for the six months ended June 30,
                          1995 and the fiscal year ended December 31, 1994
                 (v) --   Financial highlights for a share of capital stock outstanding throughout the six months ended June 30, 1995, the fiscal year ended
                          December 31, 1994, the fiscal year ended December 31, 1993, the fiscal year ended December 31, 1992, the fiscal year ended December 31, 1991, the fiscal year ended December 31, 1990, the fiscal year ended December
                          31, 1989, the fiscal year ended December 31, 1988, the fiscal year ended December 31, 1987 and the fiscal year ended December 31, 1986
                (vi) --   Notes to Financial Statements

---------------
 * The Fund's Annual Report for 1994 was filed on March 3, 1995. See also Exhibit (o) to the Registration Statement.

** Incorporated by reference to the Fund's Semi-Annual Report for the Period
   Ended June 30, 1995, filed on August 28, 1995 (EDGAR Accession No. 0000927405-95-000062).


    (2)  Exhibits
         (a)   (1) --   Articles of Incorporation (Incorporated by reference to Registrant's
                        Registration Statement on Form N-2, filed with the Commission on June 9,
                        1986, File Nos. 33-6146 and 811-4700 (the "Registration Statement"),
                        exhibit 1)
               (2) --   Articles of Amendment (Incorporated by reference to Registrant's
                        Pre-Effective Amendment No. 2 to the Registration Statement, filed with the Commission on August 14, 1986 ("Pre-Effective Amendment No. 2"),
                        exhibit (1)(b))
               (3) --   Articles of Amendment (Incorporated by reference to Registrant's
                        Amendment No. 8 to a registration statement on Form N-2, File No.
                        811-4700, filed with the Commission on September 13, 1991, exhibit
                        (1)(c))
         (b)       --   By-Laws (Incorporated by reference to the Registrant's Registration
                        Statement, exhibit 2)
         (c)       --   Not applicable
         (d)   (1) --   Specimen certificate for Common Stock, par value $.001 per share
                        (Incorporated by reference to Registrant's Pre-Effective Amendment No.
                        2, exhibit 4)
               (2) --   Form of Subscription Certificate

               (3) --   Form of Notice of Guaranteed Delivery
               (4) --   Form of DTC Participant Oversubscription Exercise Form
               (5) --   Form of Nominee Holder Over-Subscription Certification
               (6) --   Form of Subscription, Distribution and Escrow Agency Agreement
         (e)       --   Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan
                        (Incorporated by reference to Registrant's Pre- Effective Amendment No.
                        1 to a registration statement on Form N-2, File Nos. 33-63622 and
                        811-4700, filed with the Commission on July 8, 1993, exhibit (e))
         (f)       --   Not applicable
         (g)       --   Investment Advisory Agreement between the Fund and Gabelli Funds, Inc
         (h)       --   Not applicable
         (i)       --   Not applicable
         (j)       --   Custodial Contract between the Fund and Boston Safe and Deposit Trust
                        Company (Incorporated by reference to Registrant's Pre-Effective
                        Amendment No. 1 to the Registration Statement, filed with the Commission on July 18, 1986, exhibit 9)
         (k)   (1) --   Registrar, Transfer Agency and Service Agreement between the Fund and
                        State Street Bank and Trust Company
               (2) --   Transfer Agent and Registrar Services Fee Agreement between the Fund and
                        State Street Bank and Trust Company
         (l)   (1) --   Opinion and consent of Willkie Farr & Gallagher
               (2) --   Opinion and consent of Venable, Baetjer and Howard, LLP
         (m)       --   Not applicable
         (n)       --   Consent of Price Waterhouse LLP
         (o)       --   Annual Report for 1994*
         (p)       --   Purchase Agreement (Incorporated by reference to Registrant's
                        Pre-Effective Amendment No. 2, exhibit 14)
         (q)       --   Not applicable
         (r)       --   Financial Data Schedule


---------------
* Previously filed

ITEM 25.  MARKETING ARRANGEMENTS

     Not applicable

ITEM 26.  OTHER EXPENSES OF ISSUANCE

     The following table sets forth the estimated expenses to be incurred in connection with the Offer described in this Registration Statement:


    Registration fees.........................................................  $ 50,823
    New York Stock Exchange listing fee.......................................    51,910
    Printing (other than stock certificates)..................................    55,000
    Engraving and printing stock certificates.................................     3,000
    Fees and expenses of qualification under state securities laws (including
      fees of counsel)........................................................    15,000
    Accounting fees and expenses..............................................     7,500
    Legal fees and expenses...................................................   100,000
    Subscription Agent's fees and expenses....................................   290,000
    Miscellaneous.............................................................       767
                                                                                --------
              Total...........................................................  $574,000
                                                                                ========



ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

     Common Stock, par value $.001 per share: 17,755 record holders as of August 25, 1995.

ITEM 29.  INDEMNIFICATION

     The response of this Item is incorporated by reference to the caption "Common Stock -- Limitation of Officers' and Directors' Liability" set forth in the Prospectus.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Gabelli Funds, Inc. (SEC File No. 801-26202).

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          Gabelli Funds, Inc.
          One Corporate Center
          Rye, New York 10580

          (with respect to its services as Investment Adviser)

          State Street Bank and Trust Company
          Two Heritage Drive
          North Quincy, Massachusetts 02171

          (with respect to its services as transfer agent, dividend disbursing agent and registrar)

          Boston Safe Deposit and Trust Company
          One Boston Place
          Boston, Massachusetts 02108

          (with respect to its services as custodian)

          The Shareholder Services Group, Inc.
          One Exchange Place
          53 State Street
          Boston, Massachusetts 02109

          (with respect to its services as Sub-Administrator)

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     (a) Registrant undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) Registrant hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) to include any prospectus required by Section 10(a)(3) of the Act;

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (sec. 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; or

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) that, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


     (c) Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York, on the 12th day of October, 1995.


                                          THE GABELLI EQUITY TRUST INC.

                                          By /s/  BRUCE N. ALPERT
                                            ------------------------------------
                                                 Bruce N. Alpert
                                                 Vice President and Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.



                SIGNATURE                               TITLE                       DATE
------------------------------------------  ------------------------------    -----------------
/s/  MARIO J. GABELLI                       Chairman of the Board,             October 12, 1995
------------------------------------------  President and Chief Investment
     Mario J. Gabelli                       Officer

/s/  PAUL R. ADES                           Director                           October 12, 1995
------------------------------------------
     Paul R. Ades

/s/  THOMAS E. BRATTER                      Director                           October 12, 1995
------------------------------------------
     Thomas E. Bratter

/s/  BILL CALLAGHAN                         Director                           October 12, 1995
------------------------------------------
     Bill Callaghan

/s/  FELIX J. CHRISTIANA                    Director                           October 12, 1995
------------------------------------------
     Felix J. Christiana

/s/  JAMES P. CONN                          Director                           October 12, 1995
------------------------------------------
     James P. Conn

/s/  KARL OTTO POHL                         Director                           October 12, 1995
------------------------------------------
     Karl Otto Pohl

/s/  ANTHONY R. PUSTORINO                   Director                           October 12, 1995
------------------------------------------
     Anthony R. Pustorino

/s/  SALVATORE J. ZIZZA                     Director                           October 12, 1995
------------------------------------------
     Salvatore J. Zizza

/s/  BRUCE N. ALPERT                        Treasurer (Principal Financial     October 12, 1995
------------------------------------------  and Accounting Officer)
     Bruce N. Alpert

                                 EXHIBIT INDEX


                                                                                       PAGE IN
                                                                                      SEQUENTIAL
                                                                                      NUMBERING
                                                                                       SYSTEM
                                                                                      ---------
 (d)(2)  -- Form of Subscription Certificate.........................................
    (3)  -- Form of Notice of Guaranteed Delivery....................................
    (4)  -- Form of DTC Participant Oversubscription Exercise Form...................
    (5)  -- Form of Nominee Holder Oversubscription Certification....................
    (6)  -- Form of Subscription, Distribution and Escrow Agency Agreement...........
    (g)  -- Investment Advisory Agreement between the Fund and Gabelli Funds, Inc....
 (k)(1)  -- Registrar, Transfer Agency and Service Agreement between the Fund and
            State Street Bank and Trust Company......................................
    (2)  -- Transfer Agent and Registrar Services Fee Agreement between the Fund and
            State Street Bank and Trust Company......................................
 (l)(1)  -- Opinion and consent of Willkie Farr & Gallagher..........................
    (2)  -- Opinion and consent of Venable, Baetjer and Howard, LLP..................
    (n)  -- Consent of Price Waterhouse LLP..........................................
    (r)  -- Financial Data Schedule..................................................